Exhibit F, Schedule 10(b)

                                                                     Report #: JTB_XEQ - Journals/Adjustments Trial Balance
Run Date/Time:  22-Apr-2005   1:35 PM                                                Period: DEC 04 - M.YTD
Co. #:  PGC9                                                                       Financial Statement Format
Co. Name:  Portland General Electric Cons                                         Asset/Expense Accts: DR (CR)
Category:  PRIORYR                                                             Liab/Equity/Income Accts: (DR) CR


                                                 PGC9          PGC9E         16R.PADJ      17B.PADJ      17X.PADJ      18K.PADJ
                                                              Portland       Portland                                  Portland
                                               Portland       General        General                                    General
                                               General     Electric Cons     Electric     World Trade                  Transport
                                            Electric Cons     - Elims        Company       Center NW   121 SW Salmon     Corp
                                            ---------------------------------------------------------------------------------------

Operating Revenues

1060  Other Revenues - Elec Sales - Retail   1,318,041,371                 1,318,041,371
1067  Other Revenues - Elec Sales - Capacity     4,910,000                     4,910,000
1068  Other Revenues - Elec Sales - Energy     101,831,976                   101,831,976
1070  Other Operating Revenues - Trade          30,424,648                    28,897,098
                                            ---------------------------------------------------------------------------------------
Total Operating Revenues                     1,455,207,995                 1,453,680,445
                                            ---------------------------------------------------------------------------------------
Cost of Sales
1150  Cost of Sales - Other - Trade            667,535,814                   667,174,873
                                            ---------------------------------------------------------------------------------------
Total Cost of Sales                            667,535,814                   667,174,873
                                            ---------------------------------------------------------------------------------------
Gross Margin                                   787,672,181                   786,505,572
                                            ---------------------------------------------------------------------------------------
1404  Lease & Well Expense                       4,973,098                                                4,973,098
1205  Operations Expense - Trade               124,684,331                   124,536,120    148,211
1275  Maintenance Expense - Trade               62,379,501                    62,379,501
5201  Pension and Benefits                      26,471,377                    26,471,377
5380  Rental Expense                             2,955,571                     2,955,571
5252  Allocations In                                 3,708                         3,708
1325  Admin & Gen Expense - Trade               58,564,426                    57,723,789
                                            ---------------------------------------------------------------------------------------
Total Operating Expenses                       280,032,012                   274,070,066    148,211       4,973,098
                                            ---------------------------------------------------------------------------------------
1415  Depreciation                             154,211,462                   154,211,462
1417  Amortization - Other                      71,176,596                    71,176,596
                                            ---------------------------------------------------------------------------------------
Depreciation And Amortization                  225,388,058                   225,388,058
                                            ---------------------------------------------------------------------------------------
1445  Taxes Other Than Income - Payroll         10,110,822                    10,110,822
1446  Taxes Other Than Income - Franchise       31,056,004                    31,056,004
1455  Taxes Other Than Income - Other           30,789,729                    30,789,729
                                            ---------------------------------------------------------------------------------------
Taxes Other Than Income                         71,956,555                    71,956,555
                                            ---------------------------------------------------------------------------------------
Total Costs and Expenses                       577,376,625                   571,414,679    148,211       4,973,098
                                            ---------------------------------------------------------------------------------------
Net Operating Income                           210,295,556                   215,090,893   (148,211)     (4,973,098)
                                            ---------------------------------------------------------------------------------------
Other Income and Deductions
Earnings of Unconsolidated Subsidiaries
1676  Other Inc - Gain On Sale Of Assets           268,348                       268,348
Interest Income - Trade
1679  Other Inc - Other Interest Inc. - Trad     3,820,085                     3,820,085
                                            ---------------------------------------------------------------------------------------
Total Interest Income - Trade                    3,820,085                     3,820,085
                                            ---------------------------------------------------------------------------------------
Other Income - Other
1677  Other Inc - Rental                        11,672,633                    11,672,633
1690  Other Inc - Other                         21,795,625                    17,729,362                  4,997,860
Total Other Income - Other                      33,468,258                    29,401,995                  4,997,860
1775  Other Deductions - Other                  32,938,011                    32,938,011
                                            ---------------------------------------------------------------------------------------
Total Other Deductions                          32,938,011                    32,938,011
                                            ---------------------------------------------------------------------------------------
Total Other Income & Deductions                  4,618,680        -              552,417                  4,997,860
                                            ---------------------------------------------------------------------------------------
Inc Before Int Exp, Min Int & Inc Taxes        214,914,236        -          215,643,310   (148,211)         24,762
                                            ---------------------------------------------------------------------------------------
1710  Interest Expense - L/T Debt (Financing    64,609,741                    64,609,741
1720  Interest Expense **I/C Plug**(Financ'g       (15,215)    (15,215)



                                                 33P.PADJ      1470.PADJ      1756.PADJ
                                                  Salmon        Portland      Integrated
                                                 Springs        General        Utility
                                               Hospitality      Resource      Solutions,
                                                  Group      Develpmt, Inc.      Inc.
                                               --------------------------------------------

Operating Revenues

1060  Other Revenues - Elec Sales - Retail
1067  Other Revenues - Elec Sales - Capacity
1068  Other Revenues - Elec Sales - Energy
1070  Other Operating Revenues - Trade           1,527,550
                                               --------------------------------------------
Total Operating Revenues                         1,527,550
                                               --------------------------------------------
Cost of Sales
1150  Cost of Sales - Other - Trade                360,941
                                               --------------------------------------------
Total Cost of Sales                                360,941
                                               --------------------------------------------
Gross Margin                                     1,166,609
                                               --------------------------------------------
1404  Lease & Well Expense
1205  Operations Expense - Trade
1275  Maintenance Expense - Trade
5201  Pension and Benefits
5380  Rental Expense
5252  Allocations In
1325  Admin & Gen Expense - Trade                  840,637
                                               --------------------------------------------
Total Operating Expenses                           840,637
                                               -------------------------------------------
1415  Depreciation
1417  Amortization - Other
                                               --------------------------------------------
Depreciation And Amortization
                                               --------------------------------------------
1445  Taxes Other Than Income - Payroll
1446  Taxes Other Than Income - Franchise
1455  Taxes Other Than Income - Other
                                               --------------------------------------------
Taxes Other Than Income
                                               --------------------------------------------
Total Costs and Expenses                           840,637
                                               --------------------------------------------
Net Operating Income                               325,972
                                               --------------------------------------------
Other Income and Deductions
Earnings of Unconsolidated Subsidiaries
1676  Other Inc - Gain On Sale Of Assets
Interest Income - Trade
1679  Other Inc - Other Interest Inc. - Trad
                                               --------------------------------------------
Total Interest Income - Trade
                                               --------------------------------------------
Other Income - Other
1677  Other Inc - Rental
1690  Other Inc - Other                                           (931,597)
Total Other Income - Other                                        (931,597)
1775  Other Deductions - Other
                                               --------------------------------------------
Total Other Deductions
                                               --------------------------------------------
Total Other Income & Deductions                                   (931,597)
                                               --------------------------------------------
Inc Before Int Exp, Min Int & Inc Taxes            325,972        (931,597)
                                               --------------------------------------------
1710  Interest Expense - L/T Debt (Financing
1720  Interest Expense **I/C Plug**(Financ'g


Exhibit F, Schedule 10(b)                      1



                                                 PGC9          PGC9E         16R.PADJ      17B.PADJ      17X.PADJ      18K.PADJ
                                                              Portland       Portland                                  Portland
                                               Portland       General        General                                    General
                                               General     Electric Cons     Electric     World Trade                  Transport
                                            Electric Cons     - Elims        Company       Center NW   121 SW Salmon     Corp
                                            ---------------------------------------------------------------------------------------

1722  Interest Expense - Other (Financing)         632,686                       632,686
1740  Other Deductions - Int Exp **I/C Plug*        14,405      14,405
1605  Interest Income - Cons Subs (Financing        71,487     (15,215)           72,297
1751  Other Deductions-Interest Exp-Cons Sub             -     (14,405)           14,405
1730  Amort Of Debt Disc Prem & Exp (Financ'     6,298,397                     6,298,397
1755  Other Deductions - Interest Capitalize    (2,880,354)                   (2,880,354)
                                            ----------------------------------------------------------------------------------------
Total Interest And Related Charges              68,588,173        -           68,602,578
                                            ----------------------------------------------------------------------------------------
Income Before Income Taxes                     146,326,063        -          147,040,732   (148,211)         24,762
                                            ----------------------------------------------------------------------------------------
1795  Current FIT Provision - Operations        59,391,392                    59,330,430    (45,843)
1800  Current SIT Provision - Operations         8,308,319                     8,282,354     (9,256)
                                            ----------------------------------------------------------------------------------------
Income Taxes Payable Currently                  67,699,711                    67,612,784    (55,099)
                                            ----------------------------------------------------------------------------------------
1840  Current Deferred FIT Expense                    (559)
                                            ----------------------------------------------------------------------------------------
Current Deferred Taxes                                (559)
                                            ----------------------------------------------------------------------------------------
1825  Non-Current Defd FIT Provision           (13,708,480)                  (13,390,180)    (3,133)         10,333
                                            ----------------------------------------------------------------------------------------
Non-Current Deferred Taxes                     (13,708,480)                  (13,390,180)    (3,133)         10,333
                                            ----------------------------------------------------------------------------------------
Income Taxes Payment Deferred                  (13,709,039)                  (13,390,180)    (3,133)         10,333
                                            ----------------------------------------------------------------------------------------
Total Income Taxes                              53,990,672                    54,222,604    (58,232)         10,333
                                            ----------------------------------------------------------------------------------------
Income From Continuing Operations               92,335,391        -           92,818,128    (89,979)         14,429
                                            ----------------------------------------------------------------------------------------
Net Income                                      92,335,391        -           92,818,128    (89,979)         14,429
                                            ----------------------------------------------------------------------------------------
Earnings on Common Per Books                    92,335,391        -           92,818,128    (89,979)         14,429
                                            ========================================================================================



                                                 33P.PADJ      1470.PADJ      1756.PADJ
                                                  Salmon        Portland      Integrated
                                                 Springs        General        Utility
                                               Hospitality      Resource      Solutions,
                                                  Group      Develpmt, Inc.      Inc.
                                               --------------------------------------------

1722  Interest Expense - Other (Financing)
1740  Other Deductions - Int Exp **I/C Plug*
1605  Interest Income - Cons Subs (Financing         14,405
1751  Other Deductions-Interest Exp-Cons Sub
1730  Amort Of Debt Disc Prem & Exp (Financ'
1755  Other Deductions - Interest Capitalize
                                               ---------------------------------------------
Total Interest And Related Charges                  (14,405)
                                               ---------------------------------------------
Income Before Income Taxes                          340,377        (931,597)
                                               ---------------------------------------------
1795  Current FIT Provision - Operations            106,805
1800  Current SIT Provision - Operations             35,221
                                               ---------------------------------------------
Income Taxes Payable Currently                      142,026
                                               ---------------------------------------------
1840  Current Deferred FIT Expense                                     (559)
                                               ---------------------------------------------
Current Deferred Taxes                                                 (559)
                                               ---------------------------------------------
1825  Non-Current Defd FIT Provision                               (325,500)
                                               ---------------------------------------------
Non-Current Deferred Taxes                                         (325,500)
                                               ---------------------------------------------
Income Taxes Payment Deferred                                      (326,059)
                                               ---------------------------------------------
Total Income Taxes                                  142,026        (326,059)
                                               ---------------------------------------------
Income From Continuing Operations                   198,351        (605,538)
                                               ---------------------------------------------
Net Income                                          198,351        (605,538)
                                               ---------------------------------------------
Earnings on Common Per Books                        198,351        (605,538)
                                               =============================================

Exhibit F, Schedule 10(b)                      2